Exhibit 99.07

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1999
           Series 1999-03, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      415,801.61
                                                                  --------------
               (b)   Interest                                 $    2,805,118.73
                                                                  --------------
               (c)   Total                                    $    3,220,920.34
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      372,915.45
                                                                  --------------
               (b)   Interest                                 $    2,516,587.17
                                                                  --------------
               (c)   Total                                    $    2,889,502.62
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $       42,886.16
                                                                  --------------
               (b)   Interest                                 $      288,531.56
                                                                  --------------
               (c)   Total                                    $      331,417.72
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $       97,609.69
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $    1,599,104.28
                                                                  --------------
               (b)   Interest                                 $        9,331.61
                                                                  --------------
               (c)   Total                                    $    1,608,435.89
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                 --------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  469,755,894.12
                                                                 ---------------

13.      Available Funds:                                     $    4,829,822.31
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $        2,587.30
                                                                  --------------

18.       Total interest payments:                            $    2,717,306.73
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls     Interest
Class       Interest                                 Payable       Pay-out Rate
-----       --------        -------------------      -------       ------------
PO    $              0.00   $              0.00    $        0.00   %0.000000000
A1    $        666,694.19   $              0.00    $  666,694.19   %6.500000007
A2    $         29,553.33   $              0.00    $   29,553.33   %6.499999267
A3    $        111,230.46   $              0.00    $  111,230.46   %6.340000275
A4    $         46,667.67   $              0.00    $   46,667.67   %6.607096790
A5    $        270,833.33   $              0.00    $  270,833.33   %6.499999920
A6    $         16,250.00   $              0.00    $   16,250.00   %6.500000000
A7    $         16,250.00   $              0.00    $   16,250.00   %6.500000000
A8    $         10,833.33   $              0.00    $   10,833.33   %6.499998000
A9    $         10,833.33   $              0.00    $   10,833.33   %6.499998000
A10   $         13,843.13   $              0.00    $   13,843.13   %6.750002438
A11   $         11,070.00   $              0.00    $   11,070.00   %6.750000000
A12   $         11,070.00   $              0.00    $   11,070.00   %6.750000000
A13   $         11,070.00   $              0.00    $   11,070.00   %6.750000000
A14   $          8,313.75   $              0.00    $    8,313.75   %6.750000000
A15   $        642,029.10   $              0.00    $  642,029.10   %6.499999957
A16   $        383,312.49   $              0.00    $  383,312.49   %6.500000070
A17   $         49,262.60   $              0.00    $   49,262.60   %6.500000119
A18   $        135,416.67   $              0.00    $  135,416.67   %6.500000160
S     $        165,149.12   $              0.00    $  165,149.12   %0.444388410
M     $         49,773.82   $              0.00    $   49,773.82   %6.499999811
B1    $         20,178.53   $              0.00    $   20,178.53   %6.499999157
B2    $         12,106.80   $              0.00    $   12,106.80   %6.500001740
B3    $         13,452.36   $              0.00    $   13,452.36   %6.500002370
B4    $          5,381.16   $              0.00    $    5,381.16   %6.500003357
B5    $          6,731.56   $              0.00    $    6,731.56   %6.500001561
R     $              0.00   $              0.00    $        0.00   %0.000000000

20.       Principal Distribution Amount:                      $    2,112,515.58
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution        Accrual Amount
                                  ----------------------        --------------
         Class PO                 $                821.27       $         0.00
         Class A1                 $            814,474.32       $         0.00
         Class A2                 $                  0.00       $         0.00
         Class A3                 $                  0.00       $         0.00
         Class A4                 $                  0.00       $         0.00
         Class A5                 $                  0.00       $         0.00
         Class A6                 $                  0.00       $         0.00
         Class A7                 $                  0.00       $         0.00
         Class A8                 $                  0.00       $         0.00
         Class A9                 $                  0.00       $         0.00
         Class A10                $                  0.00       $         0.00
         Class A11                $                  0.00       $         0.00
         Class A12                $                  0.00       $         0.00
         Class A13                $                  0.00       $         0.00
         Class A14                $                  0.00       $         0.00
         Class A15                $            631,971.29       $         0.00
         Class A16                $            422,128.67       $         0.00
         Class A17                $            225,615.46       $         0.00
         Class A18                $                  0.00       $         0.00
         Class S                  $                  0.00       $         0.00
         Class M                  $              8,095.48       $         0.00
         Class B1                 $              3,281.94       $         0.00
         Class B2                 $              1,969.11       $         0.00
         Class B3                 $              2,187.96       $         0.00
         Class B4                 $                875.22       $         0.00
         Class B5                 $              1,094.86       $         0.00
         Class R                  $                  0.00       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                                $          0.00
                                                                   -------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                                $          0.00
                                                                   -------------

24.      Subordinate Certificate Writedown Amount:              $          0.00
                                                                   -------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                              $          0.00
                                                                   -------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

             Class                  Certificate Interest
                                            Rates
          Class  A3                  %             6.34000027
          Class  A4                  %             6.60709679

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                      $      97,279.94
                                                                      ----------

        3.     Supplemental Servicing Fee amount:              $            N/A
                                                                      ----------

        4.     Credit Losses for prior month:                  $           0.00
                                                                      ----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 95.783010  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  4.216990
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services